Exhibit 10.1

LICENSE AGREEMENT

This License Agreement (“Agreement”) is effective and entered into as of _____, 2006 (the “Effective Date”), by and between GE Healthcare AS., (“GEHC”), a Norwegian corporation with offices at  Nycoveien 1-2 Postboks 4220 Nydalen, Oslo Norway and Acusphere Inc. (“ACUS”) a Delaware corporation  with offices at 500 Arsenal St., Watertown, MA 02472.  (GEHC and ACUS collectively “the Parties”).

WHEREAS, GEHC owns certain patents relating to the compositions, methods of preparing, and methods of use of ultrasound contrast agents;

WHEREAS, ACUS is developing that certain ultrasound contrast agent, AI-700, which is the subject of  Investigational New Drug Application (“INDA”) with the U.S. Food and Drug Administration;

WHEREAS, ACUS desires to obtain a non-exclusive license to certain of GEHC’s patents.

 NOW, THEREFORE, in consideration of the foregoing and the covenants, acknowledgements and representations contained in this Agreement, the Parties hereby agree as follows:

ARTICLE I.  DEFINITIONS

1.1.          Definitions.  For purposes of this Agreement, the terms defined here shall have the meanings specified below.  These terms are intended to encompass both singular and plural forms.

1.1.1.                     “Affiliate” shall mean an entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with a Party.  Without limiting the generality of the foregoing, “control” shall mean the ownership, directly or indirectly, of fifty percent (50%) or more of the issued share capital or shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other entity or the legal power to direct or cause the direction of the general management and policies of the entity in question.

1.1.2.                     “AI-700” shall mean the ultrasound contrast product currently under development by ACUS and for which ACUS has filed an INDA.  The term “AI-700” includes postapproval changes made to the product  in accordance with Section 506A of the federal Food, Drug, and Cosmetic Act and Section 314.70 (21 CFR 314.70) as recommended in the document: GUIDANCE FOR INDUSTRY, CHANGES TO AN APPROVED NDA OR ANDA, April 2004, U.S. Department of Health

                                                and Human Services, Food and Drug Administration, Center for Drug Evaluation and research (CDER), April 2004, CMC, Revision 1.

1.1.3.                     “Field” shall mean ultrasound diagnostic imaging in humans and animals.

1.1.4.                     “GEHC Licensed Patents” shall mean (i) all present patents and patent applications worldwide that claim the composition of, manufacture of, or methods of use of ultrasound contrast agents, which are issued or pending as of the Effective Date, together with all future patents and patent applications that claim priority (directly or indirectly through other applications) to any patent or patent application pending as of or before the Effective Date that are owned by or licensed to GEHC or an Affiliate with a right to sublicense, including without limitation, those listed on Exhibit A hereto and (ii) all patents and patent applications worldwide that claim the composition of, manufacture of, or methods of use of ultrasound contrast agents which GEHC or an Affiliate acquires (by license with a right to sublicense, acquisition or otherwise (including by internal invention)) within 12 months after the Effective Date.

1.1.5.                     “Territory” shall mean the entire world except Japan, the People’s Republic of China, and the Republic of Korea.

1.1.6.                     “Third Party” shall mean any entity other than GEHC, ACUS, or their respective Affiliates.

ARTICLE II.  LICENSE FROM GEHC TO ACUS

2.1.            Subject to the terms and obligations of this Agreement GEHC hereby grants ACUS, and ACUS accepts, a nonexclusive license under the GEHC Licensed Patents to make, use, sell, offer to sell, and import AI-700 in the Field in the Territory.

2.2.          ACUS has the right to grant distribution rights for AI-700 under the GEHC Licensed Patents and has the limited right to grant sublicenses to manufacturers to manufacture AI-700 on behalf of ACUS, as well as to its distributors in connection with their distribution rights.

2.3.          Other than the limited right to sublicense granted in paragraph 2.2, ACUS does not have the right to grant sublicenses.

2.4.          The Parties acknowledge that nothing in this Agreement shall be construed to convey any title or ownership rights to the GEHC Licensed Patents.  With the exception of the rights explicitly granted in paragraphs 2.1 through 2.2, no license, or other right, title or interest to or under the GEHC Licensed Patents is granted by implication, estoppel or otherwise.

2.5.          To the extent required by and in conformance with any applicable laws, ACUS shall mark AI-700 with the numbers of the applicable GEHC Licensed Patents.

ARTICLE III.  RELEASE AND COVENANT NOT TO SUE

3.1.          GEHC hereby releases ACUS and its current Affiliates from all claims, allegations, damages, obligations, liabilities or expenses of any kind or nature that it may have against any of them, subject to the limitation of paragraph 3.3.  This releases all claims and obligations resulting from anything which has happened up to now, including claims of which GEHC is not aware, and specifically including without limitation all claims or infringement of GEHC Licensed Patents on account of the manufacture, use, sale, offer for sale, and importation of AI-700 up to and including the Effective Date.

3.2.          ACUS hereby releases GEHC and its current Affiliates from all claims, allegations, damages, obligations, liabilities or expenses of any kind or nature that it may have against any of them.  This releases all claims and obligations resulting from anything which has happened up to now, including claims of which ACUS is not aware, and specifically including without limitation all claims or infringement of any ACUS patent on account of the manufacture, use, sale, offer for sale, and importation of ultrasound contrast agents up to and including the Effective Date.

3.3.          None of the releases above shall be construed in any way as being a release of any indebtedness to any GEHC Affiliate under any loan agreement, security interest, agreement of indebtedness, security interest, or other agreement for the loan of money, extension of credit, provision of services, or sale or lease of goods.

3.4.          To the extent that it may apply to Agreement, the parties waive any and all rights under California Civil Code § 1542 (as well as any similar statute or law in any other jurisdiction), which section has been duly explained to each of the parties by their respective counsel, and which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

3.5.          ACUS, for itself and its current and future Affiliates, covenants not to sue GEHC or its Affiliates for infringement of any patent on account of GEHC or its Affiliates’ manufacture, use, sale, or offer to sell of Optison or Sonazoid in the Territory for use in the Field.  This covenant shall extend to GEHC’s distributors and customers on account of their purchase, sale, or use of Sonazoid or Optison in the Territory for use in the Field.

3.6           GEHC, for itself and its current and future Affiliates, covenants not to sue ACUS or its Affiliates for infringement of any patent on account of ACUS or its Affiliates’ manufacture, use, sale, or offer to sell AI-700 in the Territory for use in the Field.  This covenant shall extend to ACUS’s distributors and customers on account of their purchase, sale, or use of AI-700 in the Territory for use in the Field.

3.7           It is the intention of the parties to settle current and potential intellectual property disputes pertaining to the GEHC Licensed Patents and patents that ACUS has in the Field. In that connection, the parties shall:

3.7.1.                     withdraw all current oppositions brought against the other’s patents for the Field in countries foreign to the United States;

3.7.2.                     refrain from filing any future opposition or other challenge against the claims of each other’s patents relating to Optison, Sonazoid or AI-700  in countries foreign to the United States; and

3.7.3.                     refrain from filing any requests for interference, reexamination, protest or other challenge against the claims of each other’s patents relating Optison, Sonazoid or AI-700  in the United States.

ARTICLE IV.  FEES, PAYMENTS, WARRANTIES, INDEMNIFICATION

4.1.          In consideration of the licenses and release granted in Section 3, ACUS shall make the following payments to GEHC:

4.1.1.                     An upfront license fee of $10,000,000 paid in two installments of:

a)     $5,000,000 within five business days after execution of this Agreement.

b)    $5,000,000 on the first anniversary of the Effective Date,

said fees to be non-contingent and non-returnable.

4.1.2.                     A license fee of $10,000,000 paid in two installments of:

a)     $5,000,000 within five business days after the earlier of (i) receipt of regulatory approval by the U.S. Food and Drug Administration to market AI-700 or (ii) the approval of a Marketing Authorization Application in Europe related to AI-700.

b)    $5,000,000 upon the one year anniversary of the payment set forth in paragraph 4.1.2(a),

said fees to be non-returnable.

4.2.          All payments by ACUS to GEHC shall be by wire transfer of same day federal funds to the following account (or any alternative account which GEHC designates to ACUS prior to the due date of any of the payments set forth in paragraph 4.1).

Bank Name: BNP Paribas London Branch

Name on Account:  Amersham Health AS

SWIFT-BIC: BNPAGB22

IBAN: GS89 BNPA23463574 375010

Account No.   09678 074375 00191

4.3.          Any payments made under Section 4 of this Agreement are inclusive of any tax imposed upon such payments.  In addition, in the event any of the payments made by ACUS pursuant to Section 4 are subject to withholding taxes under the laws of any jurisdiction, ACUS shall consult GEHC in advance and take all reasonable actions, on a timely basis, to reduce the level of withholding to the minimum permitted under the laws of the jurisdiction having regard to the terms of any relevant double tax treaty. Should a withholding tax still be due, such amounts payable to GEHC shall be reduced by the amount of taxes deducted and withheld, and ACUS shall pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to GEHC an official tax certificate or other evidence of such tax obligations together with proof of payment from the relevant governmental authority of all amounts deducted and withheld sufficient to enable GEHC to claim such payment of taxes.  ACUS will provide GEHC with reasonable assistance to enable GEHC to recover such taxes as permitted by law.

4.4.          All payments under any provision of this Agreement shall bear interest from the date due until paid at a rate equal to the lesser of (i) five percentage points above the prime rate of Citibank, N.A. (or its successor) in New York, New York, as announced on the date such payment was due, or (ii) the highest amount allowable by law, compounded monthly.  In addition, ACUS shall reimburse GEHC for all reasonable costs and expenses, including without limitation reasonable attorneys’ fees and legal expenses, incurred in the collection of late or missed payments.

4.5.          Each Party shall bear its own costs and expenses, including, without limitation, its attorneys fees, relating to any action to be taken or having been taken in respect to this Agreement.

4.6.          Each Party makes the following warranties and representations to the other Party:

4.6.1.                     each Party is a corporation duly organized and validly existing and in good standing under the laws of the state or country in which it is organized and has all requisite power and authority to enter into and perform this Agreement and the transactions contemplated hereby and to require its Affiliates to abide by its terms and conditions;

4.6.2.                     all requisite corporate action on the part of each Party has been completed for the authorization of the execution and delivery of this Agreement and the performance of the transaction contemplated hereunder;

4.6.3.                     this Agreement is, and such other transactions will be, valid and binding obligations of each Party enforceable in accordance with their respective terms; and

4.6.4.                     the execution, delivery and performance of this Agreement and the consummation of transactions contemplated hereby do not and will not violate the provisions of any Party’s certificate of incorporation or bylaws or similar type documents or the provisions of any note, indenture, lease, license permit or other instrument or obligation or violate any law, order, rule or regulation applicable to it.

4.7.          Nothing in this Agreement shall be construed as a warranty or representation by GEHC as to the validity of any GEHC Licensed Patent or that AI-700 is free from infringement of domestic or foreign patents or other proprietary interests of other parties. GEHC IS LICENSING THE GEHC LICENSED PATENTS TO ACUS ON AN “AS IS” BASIS.  GEHC MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED OF ANY KIND, AND HEREBY EXPRESSLY DISCLAIMS ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES OF ANY KIND AS TO THE GEHC LICENSED PATENTS, THE SUBJECT OF ANY LICENSE HEREUNDER AND/OR ANY PRODUCTS, INCLUDING BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, FITNESS, ADEQUACY OR SUITABILITY FOR A PARTICULAR PURPOSE, USE OR RESULT, AND ANY WARRANTIES OF FREEDOM OF INFRINGEMENT OF ANY PATENTS, COPYRIGHTS, TRADE SECRETS OR OTHER PROPRIETARY RIGHTS.  NEITHER GEHC, NOR ANY EMPLOYEE OR AGENT OF GEHC, SHALL HAVE ANY LIABILITY TO ACUS, ITS AFFILIATES, OR SUBLICENSEES, OR ANY OTHER PERSON ARISING OUT OF THE USE OF GEHC LICENSED PATENTS OR PRODUCTS INCLUDING BUT NOT LIMITED TO THE LACK OF MERCHANTABILITY, INADEQUACY OR UNSUITABILITY OF THE GEHC LICENSED PATENTS OR PRODUCTS FOR ANY PARTICULAR PURPOSE OR TO PRODUCE ANY PARTICULAR RESULT, OR FOR ANY LATENT DEFECTS THEREIN.

4.8.          ACUS shall indemnify and hold GEHC and its Affiliates harmless against any and all third-party actions, suits, claims, demands, prosecutions, liabilities, costs, expenses, damages, deficiencies, loss or obligations (including reasonable attorneys’ fees) based on or arising out of this Agreement, including, without limitation, (i) the development, manufacture, packaging, use, or sale of AI-700 (ii) the practice of the GEHC Licensed Patents by ACUS, its Affiliates, its Sublicensees or its (or their) customers and (iii) any representation made or warranty given by ACUS, its Affiliates with respect to GEHC Licensed Patents or AI-700.

4.9.          ACUS shall maintain, during the term of this Agreement, commercial general liability insurance, including product liability insurance, with reputable and financially secure insurance carriers, on commercially reasonable and prudent terms and limits.

4.10.        ACUS and its current and future Affiliates shall not directly or indirectly challenge or induce any Third Party to challenge the validity or enforceability of the GEHC Licensed Patents, or any patent claim(s) therein, or initiate or participate in any re-examination or other proceeding related to the validity, enforceability or patentability of any claim of the GEHC Licensed Patents before any tribunal or patent office.  This section shall not prohibit ACUS and its Affiliates from responding to a subpoena, process, or discovery requests in any litigation or administrative proceeding provided that ACUS gives prompt notice to GEHC of the receipt of said subpoena, process or discovery requests.

ARTICLE V.  DURATION

5.1.          The term of the licenses granted by GEHC shall be until the last to expire of the GEHC Licensed Patents.

ARTICLE VI.  CONFIDENTIALITY

6.1.          No Party shall disclose the contents of this Agreement to any other person or entity and each Party shall retain in confidence the terms and conditions of this Agreement, except as necessary to comply with law or the valid order of a court or agency of competent jurisdiction of a state or federal authority; or to the extent necessary in any action, suit or proceeding to enforce this Agreement; or to their respective Affiliates, banks, auditors, accountants, lawyers, and any other representative of a Party who has a good faith need to know, provided that any such person or entity to whom disclosure is made must be advised of the confidentiality of the information disclosed and agree to keep such information confidential.

6.2.          No public statements of any kind pertaining to this Agreement may be made except as required by law, such as that enforced by the Securities Exchange Commission of the United States of America, unless the parties otherwise mutually agree in writing.  Attached hereto as Exhibit __is a form of press release that the parties agree shall be issued by ACUS  promptly after the execution of this Agreement.

ARTICLE VII.  MISCELLANEOUS

7.1.          Notice:  All notices or communications required pursuant to this Agreement shall be in writing and shall be deemed to have been duly given upon the date of receipt if delivered by hand, international overnight courier, confirmed facsimile transmission, or registered or certified mail (return receipt requested, postage prepaid) to the following addresses or facsimile numbers:

For GEHC:	GE Healthcare AS.
c/o GE Healthcare

Nycoveien 1-2 Postboks 4220
Nycalen, Oslo Norway
Attn: General Counsel
Fax: 47-2222-9865

For ACUS:	Sherri Oberg
Acusphere Inc.
500 Arsenal Street

Watertown, MA 02472
FAX 617-926-3605

7.2.          Choice of Law and Forum:  The Parties agree that this Agreement shall be governed by the laws of the State of New York without reference to its conflict of laws principles.  Any legal action or proceeding arising out of or in connection with this Agreement or other aspect of the Parties’ relationship shall be brought only in the state or federal courts located in New York County, New York, and each Party hereby consents to the jurisdiction of such courts for any such matter.

7.3.          Entire Agreement:  This Agreement sets forth all the licenses, covenants, promises, agreements, warranties, representations, conditions, and understandings between the Parties hereto and supersede all prior agreements and understandings between the Parties relating to the subject matter hereof.  This Agreement, including, without limitation, the Exhibits attached hereto, is intended to define the full extent of the legally enforceable undertakings of the Parties hereto.

7.4.          Severability:  In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and the Parties shall negotiate in good faith to modify the Agreement to preserve their original intent.

7.5.          Amendment and Waiver:  This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by all Parties.  Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

7.6.          Breach and Cure:  Either party shall have the right to cure its material breach.  The cure shall be effected within a reasonable period of time but in no event later than twenty (20) days after notice of any breach given by the non-breaching party, or five (5) business days in the event of a payment obligation.

7.7.          Headings:  The sections and paragraphs headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections or paragraphs.

7.8.          Counterparts:  This Agreement may be signed in counterpart, each of which shall be deemed to be an original.  Signatures shall be provided by facsimile transmission, with original signatures following by mail.

7.9.          Assignment:  ACUS may not assign this Agreement nor the licenses granted herein to any Third Party unless said assignment is to a successor by merger, acquisition, or corporate reorganization, and/or in connection with the sale or other disposition by license, joint venture or otherwise of the entire business unit or product(s) to which this Agreement pertains and assignee must agree to the terms of this Agreement on behalf of itself and its Affiliates, including but not limited to the provisions of  paragraphs 3.5 and 4.10.  For avoidance of doubt, the release of paragraph 3.1 shall not extend to the assignee’s business or assets other than those acquired from ACUS.

7.10.        Subsequent Acquisitions:  If, after the Effective Date, ACUS or an Affiliate either acquires an entity or acquires substantially all of the assets from an entity, and said entity is, immediately prior to the date of acquisition, licensed by the other party (“Licensor”) under one or more GEHC Licensed Patents through an existing agreement pursuant to which royalties or other payments are made by said entity to Licensor, then the license and other rights granted herein to the Acquiring Party with respect to said GEHC Licensed Patents shall apply to products manufactured by said entity or through the use of said assets, provided that such royalties or other payments shall continue to be made by the Acquiring Party or said entity to the Licensor with respect to such products notwithstanding that the Acquiring Party may have been licensed for the same products before the acquisition.  For avoidance of doubt, the release of paragraph 3.1 shall not extend to any entity whose assets are acquired or substantially acquired by ACUS.

IN WITNESS WHEREOF, the undersigned Parties have duly executed and delivered this Agreement as of the date first written above.

GE Healthcare AS.	Acusphere, Inc.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

SCHEDULE A

Title	Country	Patent No.	Application No.
Diagnostic and contrast agent	US	5618514
		6544496
		5670135

IMPROVEMENTS IN OR RELATING TO CONTRAST AGENTS	CH	0576519
	DE	69231794.5
	ES	2156109
	FR	0576519
	GB	0576519
	HK	1004980
	IT	0576519
	NO		19933431
	US	5536490
	US		08/470044
	US	6106806
	US	5567413
	US		10/449832

IMPROVEMENTS IN OR RELATING TO CONTRAST AGENTS	DE	0831926
	EP	0831926
	ES	0831926
	FR	0831926
	GB	0831926
	IT	0831926
	US	6217850

IMPROVEMENTS IN OR RELATING TO CONTRAST AGENTS	AT	E238072
	AU	726503
	BR		PI1100844.0
	CZ	293986
	DE	0881915
	EP	0881915
	ES	0881915
	FR	0881915
	GB	0881915
	HK	HK1014872
	IE	0881915
	IL	125748
	IT	0881915
	NL	0881915

	NO	318875
	PH	1997-55604
	PT	0881915
	RU	001135
	US	6221337
	ZA	97/1408

THERMALLY STABILIZED CONTRAST AGENT	DE	0885016
	EP	0885016
	ES	0885016
	FR	0885016
	GB	0885016
	IT	0885016
	US	6165442
	US	6562320

PROCESS FOR PREPARATION OF VESICLES	DE	69806020.2
	DE	1007102
	EP	1005391
	EP	1007102
	GB	1007102
	US	6444193
	US	6509004

IMPROVEMENTS IN OR RELATING TO CONTRAST AGENTS	AT	0576521
	AU	701817
	BE	0576521
	CA	2107107
	CH	0576521
	DE	P69222037.2
	DK	0576521
	EP	0576521
	ES	2106857
	FI		934227
	FR	0576521
	GB	0576521
	GR	20040401146
	HK	1002624
	IE	82203
	IT	0576521
	LU	0576521
	MC	0576521
	NL	0576521
	NO	307448
	SE	0576521

US	5529766
US		11/055543

METHOD FOR INFUSION OF ULTRASOUND	AU	770389
CONTRAST AGENTS	DE	60006683.5
	EP	1206286
	ES	1206286
	FR	1206286
	GB	1206286
	IT	1206286

CONTRATED STABILIZED MICROBUBBLE-TYPE ULTRASONIC IMAGING AGENT AND METHOD OF PRODUCTION	US		139577
	DK	173528
	US	4844882
	AU	603718
	AT	0324938
	BE	0324938
	DE	P3885730.8
	CH	0324938
	FR	0324938
	GB	0324938
	IT	0324938

METHODS FOR SELECTING AND USING GASES AS ULTRASOUND CONTRAST MEDIA	AT	E191346
	AU		2006200108
	BE	0605477
	BR	PI1100168.2
	BR	PI1100167.4
	CA	2119129
	CA	2273140
	CH	0605477
	CL	40380
	CZ	286149
	DE	69230885
	DK	0605477
	ES	0605477
	FI		941242
	FR	0605477
	GB	0605477
	GR	3033908

	HK	HK1012564
	HU	218018
	ID	ID0014883
	IE	0605477
	IL	103120
	IT	0605477
	LU	0605477
	MC	0605477
	MX	182912
	MY	MY/111060
	NL	0605477
	NO	313577
	NZ	244341
	PL	173817
	PT	100867
	RU	2114637
	SE	0605477
	SG	54121
	TW	63126
	US	5573751
	US	5393524
	US	5409688
	US	5558094
	US	6723303
	US	5558854
	US	6156292
	US	6875420
	US	6620404
	ZA	92/7114

ULTRASOUND IMAGING OF TISSUE PERFUSION BY PULSE ENERGY DISRUPTION	US	6315730

IMPROVEMENTS IN OR RELATING TO CONTRAST AGENTS	US	6595925

ULTRASONOGRAPHY OF THE PROSTATE	DE	69831353.4
	EP	1039833
	ES	1039833
	FR	1039833
	GB	1039833
	IT	1039833
	US	6428479
	US	6689065

IMPROVEMENTS IN OR RELATING TO ULTRASONOGRAPHY	US	6409671

PHASE SHIFT COLLOIDS AS ULTRASOUND CONTRAST AGENTS	AU	680652
	AU	710508
	CA	2154590
	DE	0680341
	EP	0680341
	ES	0680341
	FR	0680341
	GB	0680341
	IT	0680341
	PL	176870
	US	5595723
	US	5707607
	US	5876696
	US	5558853
	US	6569404
	US	6245319
	US	5558855
	US	5707606

GAS-FILLED MICROSPHERES WITH FLUORINE-CONTAINING SHELLS	AU	703652
	CA		2196599
	DE	0769969
	EP	0769969
	ES	0769969
	FR	0769969
	GB	0769969
	IT	0769969
	US	5562893

USE OF PRESSURE RESISTANT PROTEIN MICROSPHERES ENCAPSULATING GASES AS ULTRASONIC IMAGING AGENTS FOR VASCULAR PERFUSION	CA		2253734
	DE	69732568.7
	EP	0907380
	ES	0907380
	FR	0907380
	GB	0907380
	IT	0907380
	US	5976501

SENTINEL LYMPH NODE DETECTION	AU		2003272154
	US		10/530094

CONTRAST AGENTS FOR ULTRASONIC IMAGING	AT	0224934
	AU	575735
	BE	0224934
	CA	1274773
	CH	0224934
	DE	0224934
	EP	0224934
	FR	0224934
	GB	0224934
	IT	0224934
	NL	0224934
	SE	0224934

CONTRAST AGENTS CONSISTING OF GALACTOSE PARTICLES AND AN AMPHIPHILIC CARBOXYLIC ACID	DE	P69319888.5
	EP	0620743
	US	5567412
	US	5614169

IMPROVEMENTS IN OR RELATING TO CONTRAST AGENTS	CA	2127705

	EP		99203253.2
	US	5558856
	US	5827502
	US		11/055544

IMPROVEMENTS IN CONTRAST AGENTS, CONSISTING OF GALACTOSE PARTICLES	US	5637289
	US	5648062
	US	5928626

IMPROVEMENTS IN OR RELATING TO CONTRAST AGENTS	DE	P69326447.0
	EP	0627942
	GB	0627942
	IT	0627942
	US	5795562
	US	5674468
	US	5676925

IMPROVEMENTS IN OR RELATING TO CONTRAST AGENTS	US	5718884

IMPROVEMENTS IN OR RELATING TO CONTRAST AGENTS	DE	P69425136.4
	EP	0689461

MEDICAL USE OF ORGANIC AEROGELS AND BIODEGRADABLE ORGANIC AEROGELS	DE	69425573.4
	EP	0707474
	GB	0707474

POLYMERIC SURFACTANT-ENCAPSULATED MICROBUBBLES AND THEIR USE IN ULTRASOUND IMAGING	DE	69430432.8
	EP	0717658
	ES	0717658
	FR	0717658
	GB	0717658
	IT	0717658
	US	5919434
	US	5990263

IMPROVEMENTS IN OR RELATING TO CONTRAST AGENTS	US	6274120

IMPROVEMENTS IN OR RELATING TO CONTRAST AGENTS	DE	69526093.6
	EP	0779821
	ES	0779821
	FR	0779821
	GB	0779821
	IT	0779821

IMPROVEMENTS IN OR RELATING TO ULTRASOUND IMAGING	US	5980460
	US	5601085

IMPROVEMENTS IN OR RELATING TO DIAGNOSTIC/THERAPEUTIC AGENTS	EP	0973552
	GB	0973552
	US	6264917
	US	6261537
	US		10/722075

IMPROVEMENTS IN OR RELATING TO DIAGNOSTIC/THERAPEUTIC AGENTS	US	6331289
	US	6680047

CONTRAST AGENTS CONTAINING TWO TYPES OF GAS FILLED MICROBUBBLES	US	6054118

IMPROVEMENTS IN OR RELATING TO DIAGNOSTIC/THERAPEUTIC AGENTS	US	6548048

IMPROVEMENTS IN OR RELATING TO CONTRAST AGENTS	AU	745047
	DE	1007100
	EP	1007100
	ES	1007100
	FR	1007100
	GB	1007100
	HU	224218
	IT	1007100
	MX		9903664
	US	6375931
	US	6783752

CONTRAST AGENTS COMPRISING AN AZEOTROPIC MIXTURE OF TWO GASES FOR ULTRASOUND INVESTIGATIONS	US	6177061

ULTRASOUND IMAGING WITH CONTRAST AGENT TARGETED TO MICROVASCULATURE AND A VASODILATOR DRUG	US	6811766
	US		10/867237

APPARATUS HAVING PARTIALLY GOLD-PLATED SURFACE	US		10/761967

ULTRASOUND CONTRAST AGENT DISPERSIONS COMPRISING GAS AND DESTABILISING AGENT	DE	69921317.7
	EP	1079865

CONTRAST AGENTS	US		10/717196